EXHIBIT 99.4

Case:       divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING May 31, 2004

Below please find the summary of disbursements by debtor, as referenced in the May 31, 2004 letter:

Name of Debtor	Case No.	May-04 Disbursments
divine, inc.	03-11472	$532,591.30
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—

Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	June 19, 2004		DEBTOR (S)-IN-POSSESSION

By:
/s/ James Boles
(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3872

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

May 31, 2004

Breakout of May Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Tony Belville	1214	Check	38113	$421.23	$421.23
Budget Rent-A-Car	1215	Check	38113	$15,000.00	$15,000.00
Business Machine Agents, Inc.	1216	Check	38113	$495.52	$495.52
FedEx	1217	Check	38113	$101.50	$101.50
SBC	1218	Check	38113	$2,056.83	$2,056.83
Patricia Graff	1219	Check	38113	$250.00	$250.00
FedEx	1222	Check	38113	$31.04	$31.04
FedEx	1223	Check	38119	$27.78	$27.78
Brenda L. Cheuvront	1224	Check	38119	$1,743.75	$1,743.75
FedEx	1225	Check	38119	$121.27	$121.27
Fidelity Investments Institutional	1226	Check	38119	$4,300.00	$4,300.00
Alma Gonzalez	1227	Check	38119	$20.95	$20.95
Iron Mountain Records Mgt.	1228	Check	38119	$12,224.04	$12,224.04
Cindy Lalka	1229	Check	38119	$27.79	$27.79
Lori McCool	1230	Check	38119	$495.99	$495.99
Brenda L. Cheuvront	1231	Check	38125	$2,643.75	$2,643.75
FedEx	1232	Check	38125	$233.76	$233.76
FedEx	1244	Check	38138	$71.50	$71.50
Alma Gonzalez	1245	Check	38138	$320.00	$320.00
Kathy Hernandez	1246	Check	38138	$126.95	$126.95
INIS, Inc.	1247	Check	38138	$170.00	$170.00
Mike Moore	1248	Check	38138	$595.00	$595.00
FedEx	1249	Check	38138	$119.56	$119.56
Jude Sullivan		Wire	38113	$12,500.00	$12,500.00
Jude Sullivan		Wire	38131	$12,500.00	$12,500.00
Jenner & Block, LLC		Wire	38132	$66,610.19	$66,610.19
Mintz,Levin,Cohn,Glovsky&Popeo		Wire	38132	$68,901.81	$68,901.81
Goodmans, LLP		Wire	38132	$8,115.94	$8,115.94
Transwestern Commercial Serv.		Wire	38132	$162.00	$162.00
Woodway Associates, LLC		Wire	38132	$146,286.08	$146,286.08
Warner, Stevens & Doby, LLP		Wire	38132	$39,432.91	$39,432.91
Riley & Esher LLP		Wire	38132	$19,010.25	$19,010.25
Looney & Grossman LLP		Wire	38132	$49,729.75	$49,729.75
Stewart F. Grossman		Wire	38132	$56,096.07	$56,096.07
Latham & Watkins LLP		Wire	38132	$11,648.09	$11,648.09

				$532,591.30	$532,591.30	—	—

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

May 31, 2004

Breakout of May Receipts

			Breakout by Business Unit
	Date of Payment	Receipt Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Customer Name
Nova Information	05/10/04	$178,700.27	178,700.27
Brown & Joseph	21-May	$1,600.00	1,600.00
Kinko’s	21-May	$4.65	4.65
Aon Risk Services	24-May	$642.00	642.00
Sitrick & Company, Inc.	24-May	$6,358.62	6,358.62
Interest Income - Citizens Bank	31-May	$52,990.00	52,990.00
Interest Income - LaSalle Bank	31-May	$743.50	743.50

		$241,039.04	$241,039.04	0.00	0.00